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EXHIBIT 32.1

CERTIFICATION PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CVSL Inc. (the "Registrant") hereby certifies, to such officer's knowledge, that:

  (1)
  the accompanying Quarterly Report on Form 10-Q/A of the Registrant for the period ended March 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

        Date: October 22, 2014

By:	/s/ JOHN P. ROCHON
	Name:	John P. Rochon
	Title:	Chief Executive Officer and Chairman (Principal Executive Officer)

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  EXHIBIT 32.1
CERTIFICATION PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002